                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ________________________

                                    FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 17, 2004

                       SKYWAY COMMUNICATIONS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

        Florida                      000-320-33              65-0881662
(State or other jurisdiction   (Commission File Number)    (IRS Employer
   of incorporation)                                      Identification No.)

                   6021 142nd Ave North, Clearwater, FL 33760
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Corporation issued a press release concerning the receipt of funding commitment of $7M from duPont Investment Fund.

    ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a) Financial Statements of Businesses Acquired

      Not Applicable.

  (b) Pro Forma Financial Information

      Not Applicable.

  (c)  Exhibits

      99.    Press Release August 17, 2004.

                                   SIGNATURE

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Skyway Communications Holdings Corp.

Date: August 20, 2004              By:  /s/ James Kent
                                   James Kent
                                   Chief Executive Officer

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